UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21905

First Trust/Aberdeen Emerging Opportunity Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust/Aberdeen
Emerging Opportunity Fund (FEO)
Semi-Annual Report
For the Six Months Ended
June 30, 2019

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Semi-Annual Report
June 30, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Aberdeen Standard Investments Inc. (“ASII” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Aberdeen Emerging Opportunity Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and ASII are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Semi-Annual Letter from the Chairman and CEO
June 30, 2019
Dear Shareholders,
One thing we can all agree on and expect: headline news coming out of Washington, DC continues to influence the financial markets. As January 2019 unfolded, the longest partial government shutdown in U.S. history was wrapping up while we were beginning to learn about President Trump’s approach to international trade policy. By June’s end, trade talks with China were reengaging and the threat of 5% tariffs on Mexican imports was averted. Investors breathed a collective sigh of relief and, once again, the free market began to rally.
At the Markets’ close on June 28, 2019, U.S. equities, as indicated by the S&P 500® Index, returned 7.05% for the month of June, and 18.54% for the calendar year-to-date. Bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 1.26% and 6.11%, respectively, for the same periods. The 10-Year U.S. Treasury Note yield fell from over 3% in late 2018 to just above 2% for the six-month period ended June 30, 2019 and the Federal Reserve has clearly indicated that another rate cut is on the way.
Despite the ongoing bluster of the news cycle, we believe the economy is doing well and productivity growth, due to deregulation and lower taxes on corporate profits, has improved over the last two years.
•	The Consumer Confidence Index of 121.5 for June remains strong.
•	The U.S. inflation rate hovers near 2%, on average, as it has for the last decade.
•	June’s unemployment rate of 3.7% barely moved from May’s 3.6%, the lowest level since December of 1969.
Before you reach for the antacids due to the latest political equivocation, keep a balanced perspective in view. Remember, no one can predict the inevitable and expected market fluctuations. Speak periodically with your investment professional who can provide insight when it comes to investing and discovering opportunities when they arise.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
“AT A GLANCE”
As of June 30, 2019 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FEO
Common Share Price	$14.06
Common Share Net Asset Value (“NAV”)	$15.60
Premium (Discount) to NAV	(9.87)%
Net Assets Applicable to Common Shares	$78,940,941
Current Quarterly Distribution per Common Share(1)	$0.3500
Current Annualized Distribution per Common Share	$1.4000
Current Distribution Rate on Common Share Price(2)	9.96%
Current Distribution Rate on NAV(2)	8.97%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 6/30/19	1 Year Ended 6/30/19	5 Years Ended 6/30/19	10 Years Ended 6/30/19	Inception (8/28/06) to 6/30/19
Fund Performance(3)
NAV	13.33%	11.97%	3.12%	7.93%	7.23%
Market Value	21.36%	14.64%	3.30%	8.25%	5.99%
Index Performance
Blended Index(4)	9.96%	7.15%	2.51%	5.98%	6.12%
Bloomberg Barclays Global Emerging Markets Index	8.85%	9.84%	3.92%	7.22%	6.54%
FTSE All World Emerging Market Index	11.92%	4.41%	3.23%	6.32%	5.57%

(1)	Most recent distribution paid or declared through 6/30/2019. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 6/30/2019. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	Blended Index consists of the following: JPMorgan Emerging Markets Bond Index - Global Diversified (32.5%); JPMorgan Government Bond Index - Emerging Markets Diversified (32.5%); MSCI Emerging Markets Index (35.0%).

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
“AT A GLANCE” (Continued)
As of June 30, 2019 (Unaudited)
Credit Quality(5)	% of Total Fixed-Income Investments
A+	1.5%
A	5.8
A-	11.7
BBB	11.2
BBB-	9.7
BB+	11.7
BB	9.5
BB-	7.4
B+	9.5
B	7.4
B-	9.2
CCC	0.5
CCC-	0.1
Not Rated	4.8
Total	100.0%

Top 10 Countries(6)	% of Total Investments
China	12.0%
Brazil	11.9
Russia	6.9
India	6.7
Mexico	5.9
South Africa	5.8
Turkey	5.6
Indonesia	4.9
Poland	3.4
Nigeria	3.2
Total	66.3%

Top Ten Holdings	% of Total Investments
Russian Federal Bond - OFZ, 7.05%, 1/19/28	3.5%
Turkey Government Bond, 8.80%, 9/27/23	2.8
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/25	2.7
Peruvian Government International Bond, 6.90%, 8/12/37	2.5
Tencent Holdings Ltd.	2.4
Samsung Electronics Co., Ltd. (Preference Shares)	2.2
Republic of Poland Government Bond, 4.00%, 10/25/23	2.2
Republic of South Africa Government Bond, 10.50%, 12/21/26	2.0
Taiwan Semiconductor Manufacturing Co., Ltd.	1.9
Indonesia Treasury Bond, 8.38%, 3/15/34	1.7
Total	23.9%
Industry Classification	% of Total Investments
Sovereigns	42.6%
Banks	8.4
Interactive Media & Services	3.5
Metals & Mining	3.3
Insurance	3.0
Real Estate Management & Development	2.6
Integrated Oils	2.6
Beverages	2.5
Wireless Telecommunication Services	2.3
Technology Hardware, Storage & Peripherals	2.2
Construction Materials	2.2
Hotels, Restaurants & Leisure	2.2
Exploration & Production	2.0
Semiconductors & Semiconductor Equipment	1.9
Thrifts & Mortgage Finance	1.7
Oil, Gas & Consumable Fuels	1.4
Transportation Infrastructure	1.1
Internet & Direct Marketing Retail	1.1
Automobiles	1.1
Utilities	1.0
Chemicals	0.9
Tobacco	0.8
IT Services	0.8
Capital Markets	0.7
Electronic Equipment, Instruments & Components	0.6
Food & Staples Retailing	0.6
Multiline Retail	0.6
Power Generation	0.5
Household Products	0.5
Government Development Banks	0.5
Household Durables	0.5
Pipelines	0.4
Food & Beverage	0.4
Energy Equipment & Services	0.4
Industrial Other	0.4
Manufactured Goods	0.3
Software & Services	0.3
Life Insurance	0.3
Food Products	0.3
Commercial Finance	0.3
Wireline Telecommunication Services	0.3
Life Sciences Tools & Services	0.3
Transportation & Logistics	0.3
Oil & Gas Services & Equipment	0.2
Specialty Retail	0.1
Personal Products	0.0*
Total	100.0%

*	Amount is less than 0.05%.

(5)	The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(6)	Fixed-income portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Standard Investments Inc., the sub-advisor.

Portfolio Commentary
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Semi-Annual Report
June 30, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust/Aberdeen Emerging Opportunity Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Aberdeen Standard Investments Inc. (“ASII” or the “Sub-Advisor”) (formerly Aberdeen Asset Management Inc.), a Securities and Exchange Commission registered investment advisor, is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. Standard Life Aberdeen plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world.
Portfolio Management Team
Investment decisions for the Fund are made by ASII using a team approach and not by any one individual. By making team decisions, ASII seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. ASII does not employ separate research analysts. Instead, ASII’s investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which ASII invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund’s portfolio.
Equity Management Team
Devan Kaloo
Global Head of Equities
Joanne Irvine
Deputy Head, Global Emerging Markets Equity
Nick Robinson
Investment Director, Global Emerging Markets Equity
Catriona Macnair
Investment Manager, Global Emerging Markets Equity
Fixed-Income Management Team
Brett Diment
Head of Global Emerging Market Debt
Kevin Daly
Senior Investment Manager, Emerging Market Debt
Edwin Gutierrez
Head of Emerging Market Sovereign Debt
Max Wolman
Senior Investment Manager, Emerging Market Debt

Commentary
First Trust/Aberdeen Emerging Opportunity Fund
The Fund’s investment objective is to provide a high level of total return. The Fund pursues its investment objective by investing at least 80% of its Managed Assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
Fund Recap
The Fund had a net asset value (“NAV”) total return1 of 13.33% and a market value total return of 21.36% for the six months ended June 30, 2019, compared to the Fund’s Blended Index2 total return of 9.96% over the same period. In addition to the Blended Index, the Fund currently uses other indexes for comparative purposes. The total returns for the six months ended June 30, 2019 for these indexes were as follows: the Bloomberg Barclays Global Emerging Markets Index was 8.85% and the FTSE All World Emerging Market Index was 11.92%.
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
[2]	Blended Index consists of the following: JPMorgan Emerging Markets Bond Index – Global Diversified (32.5%); JPMorgan Government Bond Index – Emerging Markets Diversified (32.5%); MSCI Emerging Markets Index (35.0%).

Portfolio Commentary (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Semi-Annual Report
June 30, 2019 (Unaudited)
An important factor impacting the return of the Fund relative to its Blended Index was the Fund’s use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the evaluation changes on Common Share NAV and Market Value total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the Bloomberg Barclays Global Emerging Markets Index, the FTSE All World Emerging Market Index and the components of the Blended Index are not leveraged. Leverage had a positive impact on the performance of the Fund over this reporting period.
Fixed Income Commentary
Market Recap
Over the first half of 2019, emerging market (“EM”) debt saw a robust rally in January, followed by positive performance in February and March. In the second quarter of 2019, markets experienced pockets of weakness, caused largely by concerns over the economic picture in Argentina and elections in Turkey and South Africa. Trade tensions in the U.S. and China, and subsequently between the U.S. and Mexico, also shook markets. This concluded with positive performance in June, enjoying its best monthly return since January.
In January, the JPMorgan Emerging Markets Bond Index – Global Diversified, the EM hard currency benchmark, recorded its highest monthly return since 2009 as risk-on market sentiment took hold. Oil prices rallied due to production cuts and supply restrictions. Renewed trade talks with China and the U.S. generated optimism.
As the U.S. Federal Reserve (the “Fed”) took a more dovish outlook on interest rates, the U.S. Treasury yield curve temporarily inverted, as investors began to price the chance of a U.S. recession more aggressively. This dovish tilt from the Fed and the European Central Bank drove strong performance.
In country terms, Venezuela began the first quarter of 2019 with positive performance, as investors priced in a regime change that could lead to bond restructuring. However, Venezuelan bonds subsequently lagged as U.S. sanctions reduced liquidity. Mozambique also lagged the overall market, as a restructuring deal for its Eurobond was delayed due to new information on secret loans and the corruption surrounding the securities. It then went on to top the returns table amid broad-based positive performance in June after authorities reached a creditor-friendly agreement in principle on its bonds maturing in 2023.
In March, Mexico performed well along with several other Latin American investment-grade credits, including Colombia, Uruguay and Panama. Lebanon started the period well, as the cabinet approved a comprehensive plan to reform the electricity sector. However, the country’s bonds then underperformed on disappointment around the delayed budget. Zambia’s bonds also underperformed, as Moody’s downgraded its sovereign debt to Caa2 and its rating outlook to negative. Venezuela was the only country to register a negative return in June.
By credit quality, investment grade bonds outperformed high yield credit in both April and May. This trend reversed in June, although both classes delivered positive returns.
There were positive returns in local rates while EM currencies sold off against the U.S. dollar. Russia outperformed all other markets due to strong currency returns, while the Philippines was the top-performing local bond market. Mexico and Peru also performed well during the period. In contrast, two of the weakest-performing markets of 2018, Argentina and Turkey, again were responsible for the majority of losses in the first quarter of 2019. The Argentine peso lost 13% of its value against the U.S. dollar as locals began to “dollarize”, or hold dollars instead of Argentine pesos, due to uncertainty in the run-up to the nation’s presidential election in October 2019. In Turkey, investors’ concerns about the pace of credit growth and, more generally, the government’s pro-growth policies, led to sell-off in both rates and the currency.
However, Turkey regained lost ground in May and June after it announced positive economic data and exited recession. After a difficult couple of months, Argentinian bonds also enjoyed a rally in June, on expectations of a favorable election outcome. Returns in local currency were positive across the board in June, similar to hard currency debt. Alongside Turkey and Argentina, Chile and Colombia were the best performers over the month.
Performance Analysis
The Fund’s EM debt component outperformed its benchmark over the first half of 2019. Country allocation, security selection and currency effects were all positive contributors during the period.

Portfolio Commentary (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Semi-Annual Report
June 30, 2019 (Unaudited)
The allocation to hard currency debt enhanced Fund performance, while positioning in local currency was also beneficial. In hard currency, overweight allocations to Ukraine, Ghana, Nigeria and Ecuador, as well as security selection in Brazil and Zambia, bolstered Fund performance. In contrast, the Fund’s holding in Jamaican telecommunications company Digicel, along with security selection in Nigeria and South Africa, detracted from performance. An overweight position in Zambia and a lack of exposure to Peru also reduced Fund returns over the first half of 2019.
In terms of local currency assets, Fund performance was buoyed by security selection in Brazil, Russia and Argentina, while currency returns were strongest in Russia. Conversely, currency exposure to the Turkish lira and Argentine peso weighed on performance for the period, as did an overweight position in Poland.
Market and Fund Outlook
After a strong start and mixed finish to the first half of the year, we believe that several significant risks to EM debt have diminished and conditions remain favorable for EM debt.
EM central banks are expected to begin a cutting cycle in order to boost growth due to positive developments in the developed world, including a more dovish stance from major central banks, Mexico avoiding the imposition of trade tariffs by the U.S., and trade talks resuming between the U.S. and China. In Asia, further cuts are priced in for Indonesia, Malaysia, Thailand and the Philippines, while in central Europe, the Middle East and in Africa, South Africa, Russia and Turkey can ease. In Latin America, Mexico and Brazil are pricing cuts, while Chile unexpectedly eased policy in early June.
In our view, valuations remain attractive despite the strong performance, while fundamentals have also improved. We believe that, following a volatile 2018, and with global economic growth slowing, credit risks have started to matter more and take priority over optically attractive valuations.
The key risks for EM debt, in our view, remain continued dollar strength, the persistence of U.S. exceptionalism, a deeper economic slowdown in China and a further escalation in trade wars.
Equity Commentary
Market Recap
EMs rose in the first half of 2019. The period was marked by the push and pull of U.S.-China trade tensions on the one hand and easing monetary policy conditions on the other. The prolonged tariff war between the two sides caused some volatility especially in markets affected by supply chain disruptions, such as Korea and Taiwan, home to several chipmakers. Furthermore, U.S. sanctions against Chinese telecom giant Huawei heightened concerns about the impact on the technology supply chain. President Trump also opened a new front on the trade war, threatening tariffs on Mexico if it did not curb illegal immigrants entering the U.S. This briefly rattled the Mexican market, which promptly recovered after the dispute was settled.
Amid increasing signals of slowing global growth, major central banks shifted to a more dovish stance. The Fed held its benchmark rate steady and abandoned plans for further rate hikes. Better-than-expected economic data from the U.S. and China also lifted markets. However, sentiment was hampered by higher crude prices, as supply concerns intensified after Washington decided to end waivers on Iranian oil imports and tensions in the Persian Gulf increased.
The Indian market edged higher although the period was a volatile one for Indian stocks. The Reserve Bank of India (RBI) reduced rates three times during the review period prompted by weaker first-quarter GDP numbers and a benign inflationary environment. However, toward the end of the period, increased caution ahead of the Federal Budget pared gains. Trade tensions with the U.S. also hurt, though to a lesser extent, alongside the brief brouhaha with Pakistan and fluctuating oil prices.
In Latin America, Brazilian stocks surged on optimism about President Jair Bolsonaro’s aggressive pension reform. The rally subsequently lost steam after the Bolsonaro administration was unable to form a coalition in Congress and several scandals involving the president’s sons worried investors. Fiscal concerns also weighed on Mexico, as investors worried that the government’s rescue plan for Pemex, its indebted state-owned oil company, was insufficient. Argentina, however, gained driven by its inclusion in the Morgan Stanley Capital International’s (MSCI) Emerging Markets Index and positive developments on the upcoming presidential elections front.
Key elections took place in several Asian countries over the period, all of which saw incumbents retain power. General Prayut Chan-ocha reclaimed his seat as Prime Minister of Thailand in the country’s first general elections in almost five years. In India and Indonesia, the re-elections of Prime Minister Narendra Modi and President Joko Widodo, respectively, were positive for investors, who saw these as supportive for further market-oriented reforms. In Turkey, however, AKP, the ruling party, lost ground in major cities due

Portfolio Commentary (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Semi-Annual Report
June 30, 2019 (Unaudited)
to voters’ discontent over the government’s economic policies. Mayoral re-elections in Istanbul saw opposition candidate Ekrem Imamoglu win decisively after his earlier victory in March was annulled.
Performance Analysis
Our EM equities strategy had a strong first half, outperforming the MSCI Emerging Markets Index by 553 basis points. Throughout the year, we repositioned our portfolio, staying faithful to our long-term quality style, while further backing our high-conviction views and better managing the risk of lower-conviction positions.
China led gains, with the financial sector responding well to the easing policy climate, while the consumer sector was buoyed by positive corporate results after the first quarter of the year. Beijing’s fiscal stimulus to boost the domestic economy also helped the market. Our domestic-focused mainland names in the Fund proved resilient, as they held up better than the wider market. Tourism proxies China International Travel Services and Shanghai International Airport were among the Fund’s top performing underlying holdings. Not owning Baidu, a technology company with a specialty in artificial intelligence, also aided performance, as its shares fell after it released weak results and forecasted further weakness ahead, given the tougher macro backdrop, tightening regulations and intensifying competition. On the other hand, the lack of exposure to Chinese conglomerate Alibaba cost performance, as its shares rose on good results, with double-digit growth in gross merchandise value and revenues, as well as high margins.
Financial group Ping An Insurance was also a top performer thanks to impressive results, as it continued to re-rate on the back of increased market share in the relatively nascent Chinese insurance market, helped by its tech leadership. Over the period, we topped up our exposure to the stock to reflect our strengthening conviction in the insurer. Hong Kong exchange-listed insurer AIA Group also contributed, as its shares rose following its upbeat results for its 2018 fiscal year and positive earnings forecast for 2019.
The Fund’s larger exposure to the financial sector boosted performance. Despite the rhetoric on lower interest rates tempering expectations for banks’ net-interest margin growth, Latin American banks Banorte and Banco Bradesco contributed, as both announced decent results, and were further helped by fiscal prudence pledges in Mexico and momentum for key reforms in Brazil.
The recovery in the broader technology sector since the beginning of the year and the positive outcome from the G20 meeting between President Donald Trump and his Chinese counterpart Xi Jinping, resulting in Washington’s unexpected easing of restrictions on Huawei, buoyed sentiment and supported our core tech holdings. Korean technology giant Samsung Electronics helped relative performance, showing its resilience against the volatility in the sector. It remains a well-run company with high barriers to entry and a clear competitive edge, as the demand for memory is expected to increase as computing becomes more complex. We also expect Samsung to benefit from the tech trade war and gain smart phone market share in Europe. Chinese internet giant Tencent Holdings’ share price increased, and it received approval to market the Nintendo Switch gaming console in China.
As mentioned, Argentina was reclassified and included in the MSCI Emerging Markets Index in May. This boosted investor confidence in the country’s stock market and its efforts to revive the economy through fiscal austerity measures and an increased International Monetary Fund bailout. The portfolio’s overweight here and its non-benchmark holding in Argentinian steel pipe-maker Tenaris added to relative performance, as its shares rose on the back of upbeat results.
The Fund’s overweight to India was beneficial as the market advanced before and following the landslide election victory of the ruling BJP party. However, the financial sector remained under pressure, with debt defaults and downgrade of commercial paper from non-banking financial companies (NBFCs). Piramal Enterprises hampered performance, as its shares fell after the sale of its non-core holding in Shriram Transport raised fears that the company was raising capital ahead of an increasingly challenged outlook for NBFCs. Despite this, we maintain our larger than benchmark exposure to India, as it is home to many high-quality companies with prudent management and good relative value, in our view. Its economic growth rate is among the best in Asia, and we believe our underlying holdings continue to have good long-term prospects, despite recent setbacks.
Other detractors included the Fund’s holding in Indonesian conglomerate Astra International, as its results for the first quarter of the 2019 fiscal year generally missed investors’ expectations due to a one-off expense that pressured margins in its auto business and weakness in its agriculture operations. Not holding Russian state-owned oil company, Gazprom, also hurt relative performance. The company’s shares rallied after posting solid first-quarter results and proposing to raise its dividend by nearly 60%. The Fund’s South African retail holdings Massmart and Truworths also detracted, as they continued to lag amid ongoing tepid consumer sentiment in the local market. Turkish discount chain store operator BIM also lagged due to concerns of political interference in its pricing.
Market Outlook
EMs appeared to regain their poise since the beginning of the year, as we believe that several risks that plagued investors last year moderated. The Fed’s accommodative policy stance could improve monetary conditions in EMs, reviving economic expansion, in our

Portfolio Commentary (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Semi-Annual Report
June 30, 2019 (Unaudited)
opinion. Meanwhile, the political outlook in key markets, such as India and Indonesia, proves encouraging, we believe, following their respective re-election victories that pave the way for market reforms to progress. Despite the current lack of political coordination in Brazil and the public debt situation in Mexico, we remain positive about the longer-term economic outlook for Latin America, as the political consensus to revitalize these economies is evident. In addition, China’s shift from deleveraging to consumption-led stimulus should cushion global growth, in our opinion. Against this backdrop, we believe corporate earnings should recover, albeit modestly. Following last year’s sell-off, the asset class remains attractively-priced relative to both its historical average and developed peers.
That said, despite the G20 meeting between President Trump and President Xi Jinping, the future of U.S.-China relations still remains uncertain as trade negotiations between the two countries continue. Failure to reach a trade agreement could revive concerns over a global economic recession. Beyond the near-term volatility, we will continue to focus on quality companies with healthy fundamentals and experienced management. We believe this should yield sustainable returns to investors in the longer term. Overall, we believe that the portfolio is well-positioned to withstand future challenges and capture medium to long-term opportunities in EMs.

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments
June 30, 2019 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) – 44.0%
	Angola – 0.7%
500,000	Angolan Government International Bond (USD) (b)	9.38%	05/08/48	$552,513
	Argentina – 1.1%
17,200,000	Argentina POM Politica Monetaria, ARLLMONP (ARS) (c)	66.27%	06/21/20	395,659
340,000	Argentine Republic Government International Bond (USD)	5.63%	01/26/22	287,303
266,387	Argentine Republic Government International Bond (USD)	8.28%	12/31/33	218,374
				901,336
	Bahrain – 0.4%
270,000	Bahrain Government International Bond (USD)	7.00%	01/26/26	292,320
	Brazil – 4.4%
7,500,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/25	2,209,056
4,100,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/29	1,243,507
				3,452,563
	Costa Rica – 0.7%
260,000	Costa Rica Government International Bond (USD)	4.25%	01/26/23	257,078
270,000	Costa Rica Government International Bond (USD)	7.16%	03/12/45	271,690
				528,768
	Dominican Republic – 0.3%
235,000	Dominican Republic International Bond (USD)	5.50%	01/27/25	250,571
	Ecuador – 1.5%
750,000	Ecuador Government International Bond (USD) (b)	8.75%	06/02/23	821,257
337,000	Ecuador Government International Bond (USD) (b)	10.75%	01/31/29	381,235
				1,202,492
	Egypt – 2.0%
200,000	Egypt Government International Bond (USD) (b)	7.60%	03/01/29	211,455
540,000	Egypt Government International Bond (USD) (b)	7.90%	02/21/48	548,667
13,500,000	Egypt Treasury Bills (EGP)	(d)	08/20/19	797,094
				1,557,216
	El Salvador – 1.0%
350,000	El Salvador Government International Bond (USD)	5.88%	01/30/25	350,003
435,000	El Salvador Government International Bond (USD)	7.65%	06/15/35	454,036
				804,039
	Ghana – 0.9%
270,000	Ghana Government International Bond (USD) (b)	7.63%	05/16/29	275,148
2,150,000	Republic of Ghana Government Bond (GHS)	21.50%	03/09/20	408,898
				684,046
	Indonesia – 2.4%
7,500,000,000	Indonesia Treasury Bond (IDR)	5.63%	05/15/23	507,793
18,800,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/34	1,417,236
				1,925,029
	Kenya – 0.3%
200,000	Kenya Government International Bond (USD)	6.88%	06/24/24	213,352
	Malaysia – 1.5%
4,700,000	Malaysia Government Bond (MYR)	3.89%	03/15/27	1,157,560
See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
June 30, 2019 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Mexico – 2.8%
23,300,000	Mexican Bonos (MXN)	8.00%	06/11/20	$1,216,850
4,000,000	Mexican Bonos (MXN)	6.50%	06/09/22	203,227
16,000,000	Mexican Bonos (MXN)	5.75%	03/05/26	758,722
				2,178,799
	Nigeria – 1.8%
414,000,000	Nigeria Government Bond (NGN)	12.50%	01/22/26	1,057,280
200,000	Nigeria Government International Bond (USD) (b)	7.88%	02/16/32	209,622
200,000	Nigeria Government International Bond (USD) (b)	7.63%	11/28/47	199,864
				1,466,766
	Oman – 0.3%
270,000	Oman Government International Bond (USD) (b)	6.75%	01/17/48	238,941
	Peru – 2.6%
5,900,000	Peruvian Government International Bond (PEN)	6.90%	08/12/37	2,095,579
	Poland – 3.5%
6,100,000	Republic of Poland Government Bond (PLN)	4.00%	10/25/23	1,775,096
3,780,000	Republic of Poland Government Bond (PLN)	2.50%	07/25/27	1,025,525
				2,800,621
	Russia – 4.6%
182,000,000	Russian Federal Bond - OFZ (RUB)	7.05%	01/19/28	2,841,285
33,000,000	Russian Federal Bond - OFZ (RUB)	7.70%	03/23/33	535,528
200,000	Russian Foreign Bond - Eurobond (USD)	5.88%	09/16/43	243,375
				3,620,188
	Rwanda – 0.7%
200,000	Rwanda International Government Bond (USD) (b)	6.63%	05/02/23	212,046
300,000	Rwanda International Government Bond (USD)	6.63%	05/02/23	318,070
				530,116
	Saudi Arabia – 0.7%
490,000	Saudi Government International Bond (USD) (b)	4.38%	04/16/29	530,488
	South Africa – 3.8%
20,700,000	Republic of South Africa Government Bond (ZAR)	10.50%	12/21/26	1,662,319
7,500,000	Republic of South Africa Government Bond (ZAR)	8.88%	02/28/35	508,485
820,000	Republic of South Africa Government International Bond (USD)	4.88%	04/14/26	849,929
				3,020,733
	Tanzania – 0.1%
66,669	Tanzania Government International Bond, 6 Mo. LIBOR + 6.00% (USD) (c)	8.69%	03/09/20	67,995
	Turkey – 4.4%
3,000,000	Turkey Government Bond (TRY)	10.50%	01/15/20	495,289
17,200,000	Turkey Government Bond (TRY)	8.80%	09/27/23	2,265,214
5,800,000	Turkey Government Bond (TRY)	10.50%	08/11/27	750,729
				3,511,232
	Ukraine – 1.5%
500,000	Ukraine Government International Bond (USD) (b)	7.75%	09/01/24	522,821
440,000	Ukraine Government International Bond (EUR)	6.75%	06/20/26	531,249

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
June 30, 2019 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Ukraine (Continued)
188,000	Ukraine Government International Bond (USD) (b) (e)	(d)	05/31/40	$135,292
				1,189,362
	Total Foreign Sovereign Bonds and Notes			34,772,625
	(Cost $33,856,319)
FOREIGN CORPORATE BONDS AND NOTES (a) (f) – 17.1%
	Argentina – 0.2%
200,000	Genneia S.A. (USD) (b)	8.75%	01/20/22	187,000
	Bahrain – 0.3%
250,000	Oil and Gas Holding (The) Co. BSCC (USD)	7.63%	11/07/24	271,441
	Barbados – 0.3%
250,000	Sagicor Finance 2015 Ltd. (USD) (b)	8.88%	08/11/22	263,000
	Brazil – 2.9%
280,000	CSN Resources S.A. (USD) (b)	7.63%	02/13/23	296,450
330,000	GTL Trade Finance, Inc. (USD)	7.25%	04/16/44	394,317
350,000	OAS Finance Ltd. (USD) (e) (g) (h) (i)	8.88%	(j)	2,625
200,000	OAS Investments GmbH (USD) (g) (h) (i)	8.25%	10/19/19	1,500
187,807	Odebrecht Drilling Norbe VIII/IX Ltd. (USD)	6.35%	12/01/21	186,868
650,000	Petrobras Global Finance BV (USD)	8.75%	05/23/26	803,965
551,000	Petrobras Global Finance BV (USD)	6.90%	03/19/49	587,917
				2,273,642
	China – 0.3%
200,000	Yingde Gases Investment Ltd. (USD) (b)	6.25%	01/19/23	203,611
	Colombia – 0.2%
162,000	Banco GNB Sudameris S.A. (USD) (b) (e)	6.50%	04/03/27	170,952
	Congo – 0.3%
260,000	HTA Group Ltd. (USD)	9.13%	03/08/22	273,676
	Dominican Republic – 1.0%
720,000	AES Andres BV / Dominican Power Partners / Empresa Generadora de Electricidad Itabo (USD) (b)	7.95%	05/11/26	782,107
	Ecuador – 0.3%
200,000	International Airport Finance S.A. (USD) (b)	12.00%	03/15/33	223,000
	Georgia – 0.7%
200,000	Bank of Georgia JSC (USD) (b)	6.00%	07/26/23	202,070
350,000	Georgian Oil and Gas Corp. JSC (USD) (b)	6.75%	04/26/21	364,635
				566,705
	Guatemala – 0.5%
400,000	Comunicaciones Celulares S.A. Via Comcel Trust (USD) (b)	6.88%	02/06/24	414,750
	Honduras – 0.4%
280,000	Inversiones Atlantida S.A. (USD) (b)	8.25%	07/28/22	285,040
	India – 0.7%
250,000	Adani Green Energy UP Ltd. / Prayatna Developers Pvt. Ltd. / Parampujya Solar Energy (USD) (b)	6.25%	12/10/24	255,783
280,000	Vedanta Resources Ltd. (USD)	6.13%	08/09/24	258,387
				514,170
See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
June 30, 2019 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (a) (f) (Continued)
	Indonesia – 0.3%
200,000	Medco Platinum Road Pte Ltd. (USD) (b)	6.75%	01/30/25	$199,898
	Jamaica – 0.2%
163,820	Digicel Group One Ltd. (USD) (b)	8.25%	12/30/22	91,739
186,263	Digicel Group Two Ltd. (USD) (b)	8.25%	09/30/22	42,841
				134,580
	Kazakhstan – 1.1%
480,000	KazMunayGas National Co. JSC (USD)	4.75%	04/19/27	515,498
308,000	Tengizchevroil Finance Co. International Ltd. (USD) (b)	4.00%	08/15/26	314,159
				829,657
	Mexico – 1.3%
270,000	BBVA Bancomer S.A. (USD) (e)	5.13%	01/18/33	260,820
4,800,000	Petroleos Mexicanos (MXN)	7.19%	09/12/24	208,910
270,000	Sixsigma Networks Mexico SA de CV (USD) (b)	7.50%	05/02/25	265,950
279,000	Unifin Financiera SAB de CV SOFOM ENR (USD) (b) (e)	8.88%	(j)	257,380
				993,060
	Nigeria – 1.4%
230,000	Ecobank Transnational, Inc. (USD) (b)	9.50%	04/18/24	253,920
290,000	IHS Netherlands Holdco BV (USD) (b)	9.50%	10/27/21	301,565
290,000	SEPLAT Petroleum Development Co., PLC (USD) (b)	9.25%	04/01/23	305,950
270,000	United Bank for Africa PLC (USD) (b)	7.75%	06/08/22	283,873
				1,145,308
	Oman – 0.4%
325,000	Oztel Holdings SPC Ltd. (USD) (b)	6.63%	04/24/28	319,681
	Russia – 1.2%
394,000	Evraz Group S.A. (USD) (b)	5.38%	03/20/23	410,315
290,000	Gazprom OAO Via Gaz Capital S.A. (USD)	4.95%	03/23/27	306,859
200,000	GTH Finance BV (USD) (b)	7.25%	04/26/23	219,090
				936,264
	Saudi Arabia – 0.3%
200,000	Saudi Arabian Oil Co. (USD) (b)	4.25%	04/16/39	202,867
	South Africa – 0.3%
250,000	Liquid Telecommunications Financing PLC (USD)	8.50%	07/13/22	250,852
	Turkey – 0.9%
260,000	Hazine Mustesarligi Varlik Kiralama AS (USD) (b)	5.00%	04/06/23	251,490
288,000	Turkiye Vakiflar Bankasi TAO (USD)	6.00%	11/01/22	261,560
230,000	Yapi ve Kredi Bankasi AS (USD) (b) (e)	13.88%	(j)	233,908
				746,958
	Ukraine – 1.3%
280,000	Metinvest BV (USD) (b)	8.50%	04/23/26	291,786
322,000	MHP Lux S.A. (USD) (b)	6.95%	04/03/26	327,061
7,250,000	Ukreximbank Via Biz Finance PLC (UAH)	16.50%	03/02/21	272,291
140,000	Ukreximbank Via Biz Finance PLC (USD)	9.63%	04/27/22	145,494
				1,036,632

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
June 30, 2019 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (a) (f) (Continued)
	Zambia – 0.3%
260,000	First Quantum Minerals Ltd. (USD)	7.50%	04/01/25	$248,625
	Total Foreign Corporate Bonds and Notes			13,473,476
	(Cost $13,544,990)

Shares	Description	Value
COMMON STOCKS (a) – 43.0%
	Brazil – 5.1%
103,750	Ambev S.A.	483,092
130,180	Banco Bradesco S.A., ADR	1,278,368
34,377	BRF S.A. (k)	262,665
39,056	Lojas Renner S.A.	478,036
47,262	Multiplan Empreendimentos Imobiliarios S.A.	341,546
51,000	Petroleo Brasileiro S.A. (Preference Shares)	362,450
62,153	Vale S.A., ADR	835,336
		4,041,493
	Chile – 0.4%
10,859	Banco Santander Chile S.A., ADR	324,901
	China – 12.3%
5,862	58.com, Inc., ADR (k)	364,441
5,798	Autohome, Inc., ADR (k)	496,425
51,293	China International Travel Service Corp., Ltd., Class A	662,045
49,500	China Mobile Ltd.	450,853
170,000	China Resources Land Ltd.	748,621
73,100	Hangzhou Hikvision Digital Technology Co., Ltd., Class A	293,537
12,107	Huazhu Group Ltd., ADR	438,879
5,784	Kweichow Moutai Co., Ltd., Class A	828,656
49,800	Midea Group Co., Ltd., Class A	376,021
113,000	Ping An Insurance Group Co. of China Ltd., Class H	1,356,862
74,800	Sands China Ltd.	357,640
42,200	Shanghai International Airport Co., Ltd., Class A	514,758
20,100	Sunny Optical Technology Group Co., Ltd.	207,646
44,600	Tencent Holdings Ltd.	2,013,129
27,500	Wuxi Biologics Cayman, Inc. (b) (k)	246,953
6,698	Yum China Holdings, Inc.	309,448
		9,665,914
	Hong Kong – 2.3%
88,000	AIA Group Ltd.	949,089
118,000	Hang Lung Group Ltd.	327,035
15,735	Hong Kong Exchanges & Clearing Ltd.	555,540
		1,831,664
	India – 6.4%
33,598	Grasim Industries Ltd.	444,923
4,348	Hero MotoCorp Ltd.	162,607
16,701	Hindustan Unilever Ltd.	432,504
44,583	Housing Development Finance Corp., Ltd.	1,415,818
166,060	ITC Ltd.	658,803
33,445	Kotak Mahindra Bank Ltd.	715,680
17,900	SBI Life Insurance Co., Ltd. (b)	187,668
20,360	Tata Consultancy Services Ltd.	656,924
See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
June 30, 2019 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	India (Continued)
5,428	UltraTech Cement Ltd.	$358,251
		5,033,178
	Indonesia – 2.5%
1,324,900	Astra International Tbk PT	698,673
321,900	Bank Central Asia Tbk PT	682,991
648,700	Bank Rakyat Indonesia Persero Tbk PT	200,200
246,300	Indocement Tunggal Prakarsa Tbk PT	348,682
		1,930,546
	Italy – 0.4%
12,100	Tenaris S.A., ADR	318,351
	Malaysia – 0.3%
47,500	Public Bank Bhd	264,368
	Mexico – 2.2%
7,300	Fomento Economico Mexicano, S.A.B. de C.V., ADR	706,275
8,500	Grupo Aeroportuario del Centro Norte, S.A.B. de C.V., ADR	415,480
99,238	Grupo Financiero Banorte, S.A.B. de C.V., Class O	576,388
		1,698,143
	Philippines – 1.2%
732,100	Ayala Land, Inc.	725,884
160,899	Bank of the Philippine Islands	246,523
		972,407
	Russia – 1.4%
5,483	Lukoil PJSC, ADR	460,682
13,500	Novatek PJSC	285,515
101,778	Sberbank of Russia PJSC	383,943
		1,130,140
	South Africa – 1.9%
26,741	Massmart Holdings Ltd.	118,090
49,800	MTN Group Ltd.	377,433
3,811	Naspers Ltd., Class N	925,225
14,136	Truworths International Ltd.	70,253
		1,491,001
	South Korea – 3.0%
273	Amorepacific Corp.	20,381
1,736	LG Chem Ltd.	532,986
55,170	Samsung Electronics Co., Ltd. (Preference Shares)	1,827,612
		2,380,979
	Taiwan – 2.0%
206,954	Taiwan Semiconductor Manufacturing Co., Ltd.	1,592,492
	Thailand – 1.1%
42,700	Siam Cement (The) PCL (l)	657,191
53,000	Siam Commercial Bank (The) PCL (l)	241,086
		898,277

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
June 30, 2019 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Turkey – 0.5%
26,944	BIM Birlesik Magazalar A.S.	$370,623
	Total Common Stocks	33,944,477
	(Cost $26,950,101)
	Total Investments – 104.1%	82,190,578
	(Cost $74,351,410) (m)
	Outstanding Loan – (7.3)%	(5,800,000)
	Net Other Assets and Liabilities – 3.2%	2,550,363
	Net Assets – 100.0%	$78,940,941

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 6/30/2019	Sale Value as of 6/30/2019	Unrealized Appreciation/ (Depreciation)
08/22/19	BAR	INR	67,921,000	USD	961,033	$ 977,115	$ 961,033	$ 16,082
08/22/19	BAR	USD	365,038	BRL	1,480,000	365,038	383,422	(18,384)
07/11/19	UBS	USD	396,858	ZAR	5,655,000	396,858	400,825	(3,967)
Net Unrealized Appreciation (Depreciation)								$(6,269)

Counterparty Abbreviations
BAR	Barclays Bank
UBS	UBS
See Note 2D – Forward Foreign Currency Contracts in the Notes to Financial Statements.
See Note 2I – Offsetting on the Statement of Assets and Liabilities in the Notes to Financial Statements for a table that presents the forward foreign currency contracts’ assets and liabilities on a gross basis.

(a)	All of these securities are available to serve as collateral for the outstanding loans.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by Aberdeen Standard Investments Inc. (the “Sub-Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At June 30, 2019, securities noted as such amounted to $13,495,841 or 17.1% of net assets.
(c)	Floating rate security.
(d)	Zero coupon bond.
(e)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at June 30, 2019. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(f)	Portfolio securities are included in a country based upon their underlying credit exposure as determined by the Sub-Advisor.
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(h)	This issuer is in default and interest is not being accrued by the Fund, nor paid by the issuer.
(i)	This issuer has filed for bankruptcy protection in a São Paulo state court.
(j)	Perpetual maturity.
(k)	Non-income producing security.
(l)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At June 30, 2019, securities noted as such are valued at $898,277 or 1.1% of net assets.
(m)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $11,502,723 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,669,824. The net unrealized appreciation was $7,832,899. The amounts presented are inclusive of derivative contracts.

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
June 30, 2019 (Unaudited)
ADR	American Depositary Receipt
ARLLMONP	Argentina Blended Historical Policy Rate
LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of June 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 6/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes*	$ 34,772,625	$ —	$ 34,772,625	$ —
Foreign Corporate Bonds and Notes*	13,473,476	—	13,473,476	—
Common Stocks:
Thailand	898,277	—	898,277	—
Other Country Categories*	33,046,200	33,046,200	—	—
Total Investments	$ 82,190,578	$ 33,046,200	$ 49,144,378	$—
Forward Foreign Currency Contracts	16,082	—	16,082	—
Total	$ 82,206,660	$ 33,046,200	$ 49,160,460	$—
LIABILITIES TABLE
	Total Value at 6/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts	$ (22,351)	$ —	$ (22,351)	$ —

*	See Portfolio of Investments for country breakout.

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
June 30, 2019 (Unaudited)
Currency Exposure Diversification	% of Total Investments†
USD	33.7%
HKD	8.8
INR	7.3
BRL	6.1
RUB	4.9
TRY	4.7
IDR	4.7
ZAR	4.0
MXN	3.6
PLN	3.4
CNY	3.3
KRW	2.9
PEN	2.5
TWD	1.9
MYR	1.7
NGN	1.3
PHP	1.2
THB	1.1
EGP	1.0
EUR	0.6
GHS	0.5
ARS	0.5
UAH	0.3
Total	100.0%

†	The weightings include the impact of currency forwards.

Currency Abbreviations
ARS	Argentine Peso
BRL	Brazilian Real
CNY	Chinese Yuan Renminbi
EGP	Egyptian Pound
EUR	Euro
GHS	Ghanaian Cedis
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
UAH	Ukrainian Hryvnia
USD	United States Dollar
ZAR	South African Rand
See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Statement of Assets and Liabilities
June 30, 2019 (Unaudited)
ASSETS:
Investments, at value (Cost $74,351,410)	$ 82,190,578
Cash	1,496,603
Foreign currency (Cost $66,658)	66,558
Restricted Cash	10,494
Unrealized appreciation on forward foreign currency contracts	16,082
Receivables:
Interest	1,092,448
Investment securities sold	112,785
Dividends	102,298
Miscellaneous	40,381
Dividend reclaims	3,738
Prepaid expenses	13,300
Total Assets	85,145,265
LIABILITIES:
Outstanding loan	5,800,000
Unrealized depreciation on forward foreign currency contracts	22,351
Payables:
Deferred foreign capital gains tax	157,853
Custodian fees	71,612
Investment advisory fees	68,832
Audit and tax fees	34,799
Administrative fees	22,981
Shareholder reporting fees	8,380
Due to broker	4,924
Legal fees	4,030
Interest and fees on loan	3,614
Transfer agent fees	2,987
Financial reporting fees	771
Trustees’ fees and expenses	177
Other liabilities	1,013
Total Liabilities	6,204,324
NET ASSETS	$78,940,941
NET ASSETS consist of:
Paid-in capital	$ 73,067,743
Par value	50,614
Accumulated distributable earnings (loss)	5,822,584
NET ASSETS	$78,940,941
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$15.60
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	5,061,405

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Statement of Operations
For the Six Months Ended June 30, 2019 (Unaudited)
INVESTMENT INCOME:
Interest (net of foreign withholding tax of $12,096)	$ 2,060,284
Dividends (net of foreign withholding tax of $48,268)	432,105
Total investment income	2,492,389
EXPENSES:
Investment advisory fees	411,672
Custodian fees	108,335
Interest and fees on loan	101,143
Administrative fees	41,272
Audit and tax fees	34,519
Shareholder reporting fees	23,820
Transfer agent fees	15,723
Listing expense	10,538
Trustees’ fees and expenses	8,351
Financial reporting fees	4,625
Legal fees	1,253
Other	5,989
Total expenses	767,240
NET INVESTMENT INCOME (LOSS)	1,725,149
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	532,736
Forward foreign currency contracts	(137,968)
Foreign currency transactions	(29,515)
Foreign capital gains tax	(9,118)
Net realized gain (loss)	356,135
Net change in unrealized appreciation (depreciation) on:
Investments	7,327,508
Forward foreign currency contracts	35,671
Foreign currency translation	5,048
Deferred foreign capital gains tax	(33,033)
Net change in unrealized appreciation (depreciation)	7,335,194
NET REALIZED AND UNREALIZED GAIN (LOSS)	7,691,329
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 9,416,478
See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Statements of Changes in Net Assets
	Six Months Ended 6/30/2019 (Unaudited)	Year Ended 12/31/2018
OPERATIONS:
Net investment income (loss)	$ 1,725,149	$ 3,502,602
Net realized gain (loss)	356,135	949,114
Net change in unrealized appreciation (depreciation)	7,335,194	(15,315,080)
Net increase (decrease) in net assets resulting from operations	9,416,478	(10,863,364)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(3,542,984)	(4,279,122)
Return of capital	—	(2,916,929)
Total distributions to shareholders	(3,542,984)	(7,196,051)
CAPITAL TRANSACTIONS:
Repurchase of Common Shares (a)	—	(1,315,470)
Net increase (decrease) in net assets resulting from capital transactions	—	(1,315,470)
Total increase (decrease) in net assets	5,873,494	(19,374,885)
NET ASSETS:
Beginning of period	73,067,447	92,442,332
End of period	$ 78,940,941	$ 73,067,447
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	5,061,405	5,167,040
Common Shares repurchased	—	(105,635)
Common Shares at end of period	5,061,405	5,061,405

(a)	On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2020. The Fund did not repurchase any shares during the six months ended June 30, 2019. For the year ended December 31, 2018, the Fund repurchased 105,635 of its shares at a weighted-average discount of 14.42% from net asset value per share.

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Statement of Cash Flows
For the Six Months Ended June 30, 2019 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$9,416,478
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(17,475,917)
Sales, maturities and paydown of investments	20,422,544
Net amortization/accretion of premiums/discounts on investments	(122,562)
Net realized gain/loss on investments	(532,736)
Net change in unrealized appreciation/depreciation on investments	(7,327,508)
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	(35,671)
Net increase in restricted cash	(10,494)
Changes in assets and liabilities:
Increase in interest receivable	(62,736)
Decrease in interest reclaims receivable	5,711
Decrease in dividend reclaims receivable	8,887
Increase in dividends receivable	(36,804)
Increase in prepaid expenses	(12,543)
Decrease in due to custodian foreign currency	(98,373)
Decrease in interest and fees payable on loan	(2,849)
Decrease in due to broker	(14,763)
Increase in investment advisory fees payable	950
Decrease in audit and tax fees payable	(24,189)
Decrease in legal fees payable	(173)
Decrease in shareholder reporting fees payable	(4,478)
Decrease in administrative fees payable	(5,227)
Increase in custodian fees payable	12,533
Decrease in transfer agent fees payable	(2,691)
Increase in Trustees’ fees and expenses payable	170
Increase in deferred foreign capital gains tax	33,033
Decrease in other liabilities payable	(1,395)
Cash provided by operating activities		$4,129,197
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(3,542,984)
Cash used in financing activities		(3,542,984)
Increase in cash and foreign currency (a)		586,213
Cash and foreign currency at beginning of period		976,948
Cash and foreign currency at end of period		$1,563,161
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$103,992

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $5,048.
See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 6/30/2019 (Unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Net asset value, beginning of period	$ 14.44	$ 17.89	$ 16.16	$ 15.34	$ 18.59	$ 20.61
Income from investment operations:
Net investment income (loss)	0.34	0.68	0.76	0.64	0.65	0.77
Net realized and unrealized gain (loss)	1.52	(2.77)	2.36 (a)	1.53	(2.52)	(1.39)
Total from investment operations	1.86	(2.09)	3.12	2.17	(1.87)	(0.62)
Distributions paid to shareholders from:
Net investment income	(0.70)	(0.48)	(0.54)	(0.30)	—	(0.32)
Net realized gain	—	(0.35)	(0.50)	(0.35)	—	(0.44)
Return of capital	—	(0.57)	(0.36)	(0.75)	(1.40)	(0.64)
Total distributions paid to Common Shareholders	(0.70)	(1.40)	(1.40)	(1.40)	(1.40)	(1.40)
Common Share repurchases	—	0.04	0.01	0.05	0.02	—
Net asset value, end of period	$15.60	$14.44	$17.89	$16.16	$15.34	$18.59
Market value, end of period	$14.06	$12.17	$16.32	$13.90	$13.06	$16.45
Total return based on net asset value (b)	13.33%	(10.64)%	20.65%	15.93%	(9.16)%	(2.49)%
Total return based on market value (b)	21.36%	(17.45)%	27.96%	17.12%	(12.61)%	(1.47)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 78,941	$ 73,067	$ 92,442	$ 83,679	$ 81,145	$ 99,053
Ratio of total expenses to average net assets	2.00%	1.90%	1.81%	1.76%	1.69%	1.71%
Ratio of total expenses to average net assets excluding interest expense	1.74%	1.69%	1.67%	1.66%	1.62%	1.64%
Ratio of net investment income (loss) to average net assets	4.51%	4.20%	4.30%	3.99%	3.66%	3.73%
Portfolio turnover rate	20%	48%	46%	53%	44%	48%
Indebtedness:
Total loan outstanding (in 000’s)	$ 5,800	$ 5,800	$ 5,800	$ 5,800	$ 5,800	$ 5,800
Asset coverage per $1,000 of indebtedness (c)	$ 14,611	$ 13,598	$ 16,938	$ 15,427	$ 14,990	$ 18,078

(a)	The Fund received a reimbursement from the sub-advisor in the amount of $5,000 in connection with a trade error, which represents less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the total return.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2019 (Unaudited)
1. Organization
First Trust/Aberdeen Emerging Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 16, 2006, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FEO” on the New York Stock Exchange (“NYSE”).
The Fund’s investment objective is to provide a high level of total return. The Fund pursues its investment objective by investing at least 80% of its Managed Assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Bonds, notes, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2019 (Unaudited)
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer, or economic data relating to the country of issue;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer, or the financial condition of the country of issue;
5)	the credit quality and cash flow of the issuer, or country of issue, based on Aberdeen Standard Investments Inc.’s (“ASII” or the “Sub-Advisor”) or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);
11)	the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only);
12)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
13)	other relevant factors.
Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2019 (Unaudited)
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of June 30, 2019, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At June 30, 2019, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2019 (Unaudited)
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of June 30, 2019, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value/Shares	Current Price	Carrying Cost	Value	% of Net Assets
OAS Finance Ltd., 8.88%	4/18/2013	$350,000	$0.75	$350,000	$2,625	0.00%
OAS Investments GmbH, 8.25%, 10/19/19	10/15/2012	200,000	0.75	200,000	1,500	0.00
				$550,000	$4,125	0.00%
D. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
E. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
F. Dividends and Distributions to Shareholders
Level dividend distributions are declared and paid quarterly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any quarterly

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2019 (Unaudited)
distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per Common Share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2018, was as follows:
Distributions paid from:
Ordinary income	$2,481,816
Capital gains	1,797,306
Return of capital	2,916,929
As of December 31, 2018, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(251,850)
Net unrealized appreciation (depreciation)	221,835
Total accumulated earnings (losses)	(30,015)
Other	(20,895)
Paid-in capital	73,118,357
Total net assets	$73,067,447
G. Income and Other Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statement of Operations. The capital gains tax paid on securities sold, if any, is included in “Net realized gain (loss) on foreign capital gains tax” on the Statement of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and among other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by the Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For the

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2019 (Unaudited)
above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018, increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses and long-term losses can be netted against short-term gains and long-term gains, respectively.
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of the Fund and thus reduce the return to the Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2018, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2018, the Fund incurred and elected to defer qualified late year ordinary losses of $106,794 and capital losses of $145,056.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2015, 2016, 2017, and 2018 remain open to federal and state audit. As of June 30, 2019, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
H. Expenses
The Fund will pay all expenses directly related to its operations.
I. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting Counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2019 (Unaudited)
At June 30, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign Currency Contracts*	$ 16,082	$ —	$ 16,082	$ —	$ —	$ 16,082
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Pledged	Net Amount
Forward Foreign Currency Contracts*	$ (22,351)	$ —	$ (22,351)	$ —	$ —	$ (22,351)
* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
J. New Accounting Pronouncement
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
ASII serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
ASII, an SEC registered investment advisor, is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. Standard Life Aberdeen plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2019 (Unaudited)
administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 2019, were $16,292,396 and $20,436,333, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at June 30, 2019, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 16,082	Unrealized depreciation on forward foreign currency contracts	$ 22,351
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2019, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$(137,968)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	35,671
For the six months ended June 30, 2019, the notional values of forward foreign currency contracts opened and closed were $28,546,013 and $30,344,022, respectively.
6. Borrowings
The Fund has entered into a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). Effective November 2, 2018, the credit facility was amended, whereby the expiration date was extended until November 1, 2019. The total commitment under the facility is up to $10,000,000. The borrowing rate under the revolving credit facility is equal to the 1-month LIBOR plus 80 basis points. As of June 30, 2019, the Fund had one loan outstanding under the revolving credit facility totaling $5,800,000, which approximates fair value. The borrowings are categorized as Level 2 within the fair value hierarchy. For the six months ended June 30, 2019, the average amount outstanding was $5,800,000. The high and low annual interest rates during the six months ended June 30, 2019 were 3.30% and 3.20%, respectively, and the weighted average interest rate was 3.27%. The interest rate at June 30, 2019 was 3.20%. The Fund pays a commitment fee of 0.15% (or 0.25% if loan balance drops below 75% of total commitment) per year, which is included in “Interest and fees on loan” on the Statement of Operations.

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2019 (Unaudited)
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2019 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2019 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 8, 2019. At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust/Aberdeen Emerging Opportunity Fund as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2022. The number of votes cast in favor of Mr. Bowen was 4,537,418, the number of votes against was 103,767 and the number of broker non-votes was 420,220. The number of votes cast in favor of Mr. Nielson was 4,541,302, the number of votes against was 99,883 and the number of broker non-votes was 420,220. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Asset-Backed Securities Risk. Asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk, prepayment risk and valuation risk, as well as risk of default on the underlying assets. Rising interest rates tend to extend the duration of such securities, making them more sensitive to losses in value resulting from increases in interest rates. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing credit enhancement.
CreditAgency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Credit Default Swaps Risk. If the Fund is a buyer of a credit default swap and no event of default occurs on the underlying reference obligations, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference asset. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.
Credit Linked Notes Risk. Credit linked notes are securities that are collateralized by one or more credit default swaps on designated debt securities that are referred to as “reference securities.” Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the referenced securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed upon interest rate, and, if there has been no default or, if

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First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2019 (Unaudited)
applicable, other declines in credit quality, a return of principal at the maturity date. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted. The market for credit linked notes may suddenly become illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Emerging Markets Risk. Investments in emerging market securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, dependence on international trade or development assistance, overburdened infrastructures and environmental problems.
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Fixed Income Securities Risk. An investment in fixed income securities is subject to certain risks, including:
•	Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.
•	Interest Rate Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed rate securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio’s current earnings rate. Similarly, the yield-to-maturity of a security assumes that all coupons are reinvested at the prevailing rate. If rates fall, the actual yield realized on the security may be lower as the security’s coupons are reinvested at lower yields.
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts involve certain risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged.While forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the

Additional Information (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2019 (Unaudited)
hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a forward currency exchange contract upon its expiration if it desires to do so. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions.
Geographic Concentration Risk. The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Because the Fund may concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in that country or region will have a significant impact on its investment performance, which may result in greater losses and volatility than if it had diversified its investments across a greater number of countries and regions.
Government Securities Risk. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer’s ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.
The Fund’s investments in non-U.S. government securities have additional risks and considerations that may not typically be associated with investments in U.S. government securities. Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund’s investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. government issuers. Investments in debt instruments of issuers located in emerging market countries are considered speculative.
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Additional Information (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2019 (Unaudited)
Market Discount from NetAssetValue. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Non-U.S. Securities and Currency Risk. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events as well as of foreign governmental laws or restrictions; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy, administration or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments. While certain of the Fund’s non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.
Potential Conflicts of Interest Risk. First Trust, ASII and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and ASII currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to ASII) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and ASII have a financial incentive to leverage the Fund.
Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for certain debt securities trading. Debt securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of certain debt securities and emerging markets securities may carry more risk than that of common stock and securities of U.S. issuers. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust/Aberdeen Emerging Opportunity Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub Advisory Agreement (the “Sub Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and Aberdeen Standard Investments Inc. (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2020 at a meeting held on June 2, 2019. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2019 and June 2, 2019, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance

Additional Information (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2019 (Unaudited)
information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2019, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 2, 2019 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub Advisor manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2019 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the April 18, 2019 meeting, the Board also received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team.
In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the April 18, 2019 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) not all peer funds employ an advisor/sub-advisor management structure; (iii) certain peer fund assets are larger than those of the Fund, in which case the comparison causes the fixed expenses of the Fund to be larger on a percentage basis; and (iv) the Fund invests predominately in foreign assets, which typically cost more to custody than domestic assets, and some of the peer funds have limited foreign allocations. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average managed assets, was above the median advisory fee of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2018 to the performance of the funds in the Performance Universe and to a blended benchmark index. In reviewing the Fund’s performance as compared to the

Additional Information (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2019 (Unaudited)
performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the Performance Universe median for the one-, three- and ten-year periods ended December 31, 2018 but underperformed the Performance Universe median for the five-year period ended December 31, 2018. The Board also noted that the Fund outperformed its blended benchmark for the three-, five- and ten-year periods ended December 31, 2018 but underperformed its blended benchmark for the one-year period ended December 31, 2018. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2018 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2018 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub Advisor’s representation that because it manages the Fund in a similar fashion to other accounts with similar strategies it works to achieve economies of scale through relationships with brokers, administrative systems and other operational efficiencies and that it expects shareholders of the Fund to continue to experience indirect economies of scale efficiencies. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall out benefits that may be realized by the Sub Advisor from its relationship with the Fund, and noted that with the implementation of the revised Markets in Financial Instruments Directive in the European Union in January 2018, the Sub Advisor will generally no longer use soft dollars. In addition, there were no credits generated by the Fund from commission sharing arrangements in 2018. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Aberdeen Standard Investments Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (01/01/2019 – 01/31/2019)	0	0	266,380	253,070
Month #2 (02/01/2019 – 02/28/2019)	0	0	266,380	253,070
Month #3 (03/01/2019 – 03/31/2019)	0	0	266,380	253,070
Month #4 (04/01/2019 – 04/30/2019)	0	0	266,380	253,070
Month #5 (05/01/2019 – 05/31/2019)	0	0	266,380	253,070
Month #6 (06/01/2019 – 06/30/2019	0	0	266,380	253,070
Total	0	0	266,380	253,070

On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2020. The Fund did not repurchase any shares during the six months ended June 30, 2019. For the year ended December 31, 2018, the Fund repurchased 105,635 of its shares at a weighted-average discount of 14.42% from net asset value per share.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust/Aberdeen Emerging Opportunity Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	September 6, 2019
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	September 6, 2019

* Print the name and title of each signing officer under his or her signature.

.